UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 28, 2015

EXPEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51447	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip code)

(425) 679-7200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 28, 2015, Expedia, Inc., a Delaware corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with BNP Paribas, Goldman, Sachs & Co. and J.P. Morgan Securities plc and the additional underwriters named in Schedule I thereto (the “Underwriters”), and the subsidiaries of the Company party thereto (the “subsidiary guarantors”) pursuant to which the Underwriters agreed to purchase from the Company €650,000,000 million aggregate principal amount of 2.500% Senior Notes due 2022 (the “Notes”). The Underwriting Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, indemnification obligations of the Company and the Underwriters, and termination and other customary provisions. The Notes were offered pursuant to the Company’s registration statement on Form S-3, File No. 333-197974, dated August 8, 2014, as amended by Post-Effective Amendment No. 1 on April 29, 2015. On June 3, 2015, the Company completed the sale of the Notes.

The net proceeds from the sale of the Notes, after underwriting discounts and commissions and estimated offering expenses, were approximately $700.2 million, based on the closing May 26, 2015 euro/U.S. dollar exchange rate of €1 = $1.09 as published by Bloomberg L.P.. The Company intends to use the net proceeds from the sale of the Notes to fund a portion of the cash consideration payable in connection with the Company’s proposed acquisition of Orbitz Worldwide, Inc. and for other general corporate purposes, including, without limitation, to fund other potential future acquisitions by the Company or any of its subsidiaries. General corporate purposes may also include, without limitation, dividends, stock repurchases, repayment of debt, investments, additions to working capital, capital expenditures and advances to or investments in the Company’s subsidiaries.

The Notes were issued under an indenture dated as of August 18, 2014 (the “Base Indenture”), as supplemented by the Fourth Supplemental Indenture dated as of June 3, 2015 (the “Supplemental Indenture,” and the Base Indenture as supplemented by the Supplemental Indenture, the “Indenture”), among the Company, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee. The Notes are unconditionally guaranteed by the subsidiary guarantors, which include each domestic subsidiary of the Company that is a borrower under or guarantees the obligations under the Company’s existing credit agreement. The Notes are the Company’s senior unsecured obligations and will rank equally in right of payment with all of the Company’s existing and future unsecured and unsubordinated obligations. So long as the guarantees are in effect, each subsidiary guarantor’s guarantee will be the senior unsecured obligation of such subsidiary guarantor and will rank equally in right of payment with all of such subsidiary guarantor’s existing and future unsecured and unsubordinated obligations. The Notes pay interest annually in arrears on June 3 of each year, beginning on June 3, 2016, at a rate of 2.500% per year. The notes will mature on June 3, 2022.

The Company may redeem the Notes, in whole or in part, at any time or from time to time, prior to March 3, 2022, at a specified make-whole premium and, on or after March 3, 2022, at par. In addition, the Company may redeem the notes in whole but not in part, at any time at the Company’s option, at par in the event of certain developments affecting U.S. taxation. Upon the occurrence of a change of control triggering event (as defined in the Indenture), each holder of Notes will have the right to require the Company to repurchase such holder’s notes, in whole or in part, at a purchase price in cash equal to 101% of the principal amount thereof, plus any accrued and unpaid interest to the date of purchase.

The Indenture provides for Events of Default that may, in certain circumstances, lead to the outstanding principal and unpaid interest of the Notes becoming immediately due and payable.

The Indenture contains covenants limiting the Company’s ability and the Company’s subsidiaries’ ability to create certain liens, enter into sale and lease-back transactions, and consolidate or merge with, or convey, transfer or lease all or substantially all the Company’s assets to, another person. However, each of these covenants is subject to certain exceptions.

The material terms of the offer and sale of the Notes are described in the Company’s final prospectus supplement, as filed with the SEC on June 1, 2015, pursuant to Rule 424(b)(5) under the Securities Act, which supplements the Company’s prospectus, as filed with the SEC on August 8, 2014, and contained in the registration statement referenced above.

The foregoing descriptions of the Underwriting Agreement and the Indenture are qualified in their entirety by reference to the Underwriting Agreement and the Indenture, which are included as exhibits hereto and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On May 28, 2015, the Company issued a press release announcing the commencement of the offering of the Notes. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

On May 28, 2015, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of May 28, 2015, by and among Expedia, Inc., the guarantors party thereto, and BNP Paribas, Goldman, Sachs & Co. and J.P. Morgan Securities plc, as representatives of the several underwriters*

4.1	Indenture, dated as of August 18, 2014, among Expedia, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.†

4.2	Fourth Supplemental Indenture, dated as of June 3, 2015, among Expedia, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.*

4.3	Form of Note (included as Exhibit A to the Supplemental Indenture in Exhibit 4.2)

5.1	Legal Opinion of Wachtell, Lipton, Rosen & Katz*

5.2	Legal Opinion of Holland & Hart, LLP*

5.3	Legal Opinion of Jones Day*

5.4	Legal Opinion of Morris, Nichols, Arsht & Tunnell LLP*

5.5	Legal Opinion of Perkins Coie LLP*

23.1	Consent of Wachtell, Lipton, Rosen & Katz (contained in Exhibit 5.1)

23.2	Consent of Holland & Hart, LLP (contained in Exhibit 5.2)

23.3	Consent of Jones Day (contained in Exhibit 5.3)

23.4	Consent of Morris, Nichols, Arsht & Tunnell LLP (contained in Exhibit 5.4)

23.5	Consent of Perkins Coie LLP (contained in Exhibit 5.5)

99.1	Press Release, dated May 28, 2015*

99.2	Press Release, dated May 28, 2015*

*	Filed herein.
†	Filed previously.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Executive Vice President, General Counsel and Secretary

Dated: June 3, 2015.

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of May 28, 2015, by and among Expedia, Inc., the guarantors party thereto, and BNP Paribas, Goldman, Sachs & Co. and J.P. Morgan Securities plc, as representatives of the several underwriters*

4.1	Indenture, dated as of August 18, 2014, among Expedia, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.†

4.2	Fourth Supplemental Indenture, dated as of June 3, 2015, among Expedia, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.*

4.3	Form of Note (included as Exhibit A to the Supplemental Indenture in Exhibit 4.2)

5.1	Legal Opinion of Wachtell, Lipton, Rosen & Katz*

5.2	Legal Opinion of Holland & Hart, LLP*

5.3	Legal Opinion of Jones Day*

5.4	Legal Opinion of Morris, Nichols, Arsht & Tunnell LLP*

5.5	Legal Opinion of Perkins Coie LLP*

23.1	Consent of Wachtell, Lipton, Rosen & Katz (contained in Exhibit 5.1)

23.2	Consent of Holland & Hart, LLP (contained in Exhibit 5.2)

23.3	Consent of Jones Day (contained in Exhibit 5.3)

23.4	Consent of Morris, Nichols, Arsht & Tunnell LLP (contained in Exhibit 5.4)

23.5	Consent of Perkins Coie LLP (contained in Exhibit 5.5)

99.1	Press Release, dated May 28, 2015*

99.2	Press Release, dated May 28, 2015*

*	Filed herein.
†	Filed previously.